[Front Cover]

[MFS Logo]

THE FIRST NAME IN MUTUAL FUNDS
MFS(r) Multimarket Income Trust

Annual Report
October 31, 1995

[Silhouette of two figures against a large round window]

Dear Shareholders:


The decline in interest rates and the favorable inflation environment throughout most of the world have helped the Trust enjoy strong performance over the past year. The net asset value of the Trust increased from $7.06 on October 31, 1994 to $7.57 on October 31, 1995. Over the same period, the stock market price increased from $6.125 to $6.50. For the year ended October 31, 1995, the Trust experienced a total return of +15.69%. That return is based on the beginning and ending stock market prices and assumes the investment of all distributions paid during the period.


The share repurchase program which the Trustees approved last year remains an active program and one which we believe has enhanced shareholder value.

U.S. Government Sector


The U.S. Government bond market has seen spectacular gains during 1995. Moderate, but sustainable, growth appears to be the hallmark of the current U.S. expansion, now in its fifth year. While initial estimates showed the U.S. economy growing at an annual real (adjusted for inflation) rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. Also, an extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. The Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real gross domestic product into 1996.



Given the growth of the U.S. economy in the third quarter, prospects for further decreases in short-term interest rates by the Federal Reserve seem uncertain in the near term. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. Thus, with long-term government bonds yielding over 6% in an environment of 2% to 3% inflation, real rates of return in the U.S. fixed-income markets remain relatively attractive.


International Bond Sector


As in the United States, a pattern of slow to moderate growth and low and controlled inflation remains a dominant theme in major industrialized countries, particularly Europe's. While the recent recovery of the dollar against the yen and the mark has provided some export impetus to the economies of Europe and Japan, the outlook is still for sluggish economic growth in the near term. Recent moves by central banks in Germany and Japan to lower interest rates are intended to stimulate domestic demand, but many industrial companies in these countries are still struggling to compete in a global marketplace in which the prices of their products are less competitively priced. On the positive side, this does mean, as it does in the United States, that there is little to no inflationary pressure in these countries, and we believe that this, combined with further reductions in interest rates, should help provide fixed-income investors with opportunities to obtain relatively attractive real rates of interest. Currently, approximately 25% of the Trust's assets is invested in foreign securities, in countries such as Australia, Denmark, Germany and the Netherlands.


Corporate Bond Sector


Approximately 31% of the Trust's total net assets is allocated to the high-yield sector of the corporate bond markets. These investments have been consistent performers for the Trust, and the quality of high-yield bonds has improved over the past year as the economic expansion has helped companies pay down their debt through increased cash flow or new equity issuance. A similar pattern has been seen in the broader corporate bond market, where steady gains in a wide range of industries have boosted the overall quality of balance sheets, enhancing companies' abilities to make future bond payments. Bond prices in this market have risen along with those in world bond markets.

Among emerging markets, the December 1994 debt crisis in Mexico passed with time, and most of these countries have since posted gains. Also, the decline in interest rates in the developed world has helped reduce pressure on developing countries to meet debt obligations because their absolute level of debt service has decreased, an event that should enhance credit quality.



For over a year, we have been pursuing a more quantitative and disciplined approach to the weighting of asset classes in the Trust. The central thrust of this approach has been to seek the best relative value among the world's various bond markets, without placing extreme weight in any individual market. This change in approach has enabled us to reduce risk while maintaining competitive returns. We will continue to change the weightings in the Trust based on our measure of historic risk patterns together with expected future returns and risks. The dividend distribution rate on the Trust will reflect the rise and fall of bond yields generated by its various fixed-income sectors. Given the themes mentioned above, we would expect dividend yields to face downward pressure in the coming year.



We appreciate your support and welcome any questions or comments you may have.


Respectfully,

[/s/ of A. Keith Brodkin]

A. Keith Brodkin
Chairman and President

[/s/ of James T. Swanson]

James T. Swanson
Portfolio Manager

November 10, 1995


In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.


Performance Summary
(For the year ended October 31, 1995)

Net Asset Value Per Share
October 31, 1994                                       $7.06
October 31, 1995                                       $7.57

New York Stock Exchange Price
October 31, 1994                                       $6.125
June 6, 1995 (high)*                                   $6.875
November 14, 1994 (low)*                               $5.750
October 31, 1995                                       $6.500

*For the period November 1, 1994 through October 31, 1995.

Federal Income Tax Information
on Distributions
(For the year ended October 31, 1995)


Distribution Sources
The Trust made no long-term capital gain distributions for tax purposes during the year ended October 31, 1995.

 Distributions eligible for the 70%
  dividends-received deduction
  for corporations                        0%

Tax Form Summary



In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.



Number of Shareholders



As of October 31, 1995, our records indicate that there are 21,991 registered shareholders and approximately 67,800 shareholders owning Trust shares in "street" name, such as through brokers, banks and other financial intermediaries.

Results of Shareholder Meeting



At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 18, 1995, the following actions were taken:



Item 1. The election of Peter G. Harwood, J. Atwood Ives, and Lawrence T. Perera as Trustees of the Trust.

                             Number of Shares
     Nominee             For       Withhold Authority
Peter G. Harwood  85,424,999.560     2,909,257.341
J. Atwood Ives    85,953,889.428     2,382,068.473
Lawrence T.
  Perera          85,943,926.108     2,392,031.793

Trustees continuing in office who were not subject to re-election at this meeting are A. Keith Brodkin, Richard B. Bailey, William J. Poorvu, Charles
W. Schmidt, Arnold D. Scott, Jeffrey L. Shames, Elaine R. Smith, and David B. Stone.



Item 2. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ended October 31, 1995.

                       Number of Shares
For                     86,040,798.510
Against                    812,672.430
Abstain                  1,482,486.961

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.


New York Stock Exchange Symbol

The New York Stock Exchange symbol is MMT.


Investment Objective and Policy



The investment objective of MFS(R) Multimarket Income Trust is to provide a high level of current income through investments in fixed-income securities.



The Trust will attempt to achieve this objective by allocating portfolio assets among various categories of fixed-income securities. The investment adviser will monitor the Trust's portfolio performance on an ongoing basis and will reallocate assets in response to actual and anticipated market and economic changes. In pursuing this objective, preservation of capital will be a consideration, although capital appreciation, if any, will be incidental. The Trust may also enter into options and futures transactions and forward foreign currency exchange contracts and purchase securities on a "when-issued" basis.



Dividend Reinvestment and
Cash Purchase Plan



The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.



If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.



There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.



To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

Portfolio of Investments -- October 31, 1995
Bonds -- 91.3%

                                            Principal Amount
Issuer                                       (000 Omitted)           Value
U.S. Dollar Denominated -- 72.6%
Corporate Asset Backed -- 1.1%
Merrill Lynch Home Equity Loan, 9.3s,
  2016 +                                        $ 7,630           $ 7,773,487
Merrill Lynch Mortgage Investors, Inc.,
  8.227s, 2023 +                                  1,200               918,396
                                                                  -----------
                                                                  $ 8,691,883
                                                                  -----------
Financial Institutions -- 4.3%
American Annuity Group, Inc., 9.5s,
  2001                                          $ 1,000           $ 1,030,000
American Annuity Group, Inc., 11.125s,
  2003                                              800               860,000
American Life Holdings Co., 11.25s,
  2004                                            1,250             1,318,750
Americo Life, Inc., 9.25s, 2005                   3,050             2,867,000
Auburn Hills Trust, 12s, 2020                     5,000             7,496,800
CCP Insurance, Inc., 10.5s, 2004                  7,100             7,671,266
Leucadia National Corp.,
  8.25s, 2005                                     4,000             4,054,480
Leucadia National Corp.,
  7.75s, 2013                                     6,500             6,470,165
Tiphook Finance Corp., 8s, 2000                   2,509             1,957,020
                                                                  -----------
                                                                  $33,725,481
                                                                  -----------
Foreign -- U.S. Dollar Denominated -- 8.1%
Banco de Comercio Exterior de Colombia,
  8.625s, 2000*                                 $ 5,000           $ 5,050,000
Banco Nacional de Commerce, 8s, 2000              2,500             2,115,625
Federal Republic of Brazil, 0s, 2001              1,940             1,658,700
Federal Republic of Brazil, 0s, 2009              4,000             2,340,000
Federal Republic of Brazil, 0s, 2014              8,354             4,239,864
Federal Republic of Brazil, 4s, 2024              3,500             2,078,125
Hidroelectrica Alicura, 8.375s, 1999 ##           1,500             1,320,000
Korea Electric Power Corp., 7.75s, 2013           4,185             4,311,806
Mexico Discount Notes, 0s, 2019                  12,150             8,110,125
National Power Corp., 7.625s, 2000 ##             2,000             1,950,000
Petroliam Nasional Berhad, 6.875s,
  2003 ##                                         1,000             1,011,200
Poland Discount Notes, 3.25s, 2014              $ 7,000           $ 4,497,500
Poland Discount Notes, 6.813s, 2024               4,000             3,055,000
Republic of Argentina, 0s, 2005                  10,250             6,085,938
Republic of Argentina, 0s, 2023                  12,000             6,282,500
Siam Commercial Bank, 7s, 1995 +                 75,000             2,984,797
United Mexican States, "A", 6.25s, 2019          11,000             6,435,000
                                                                  -----------
                                                                  $63,526,180
                                                                  -----------
Industrials -- 23.6%
 Apparel and Textiles -- 0.2%
Guess, Inc., 9.5s, 2003                         $ 1,500           $ 1,485,000
                                                                  -----------
 Automotive -- 0.5%
Exide Corp., 10s, 2005 ##                       $   600           $   645,000
Harvard Industries, Inc., 12s, 2004               1,000             1,060,000
SPX Corp., 11.75s, 2002                           2,000             2,130,000
                                                                  -----------
                                                                  $ 3,835,000
                                                                  -----------
 Building -- 1.6%
American Standard, Inc., 0s, 2005               $ 6,200           $ 5,192,500
Congoleum Corp., 9s, 2001                         1,550             1,526,750
Nortek, Inc., 9.875s, 2004                        1,250             1,168,750
Schuller International Group, Inc.,
  10.875s, 2004                                   1,000             1,111,250
USG Corp., 9.25s, 2001                            3,150             3,362,625
                                                                  -----------
                                                                  $12,361,875
                                                                  -----------
 Chemicals -- 1.4%
Arcadian Partners LP, 10.75s, 2005              $ 2,025           $ 2,192,063
Koppers Industries, Inc., 8.5s, 2004              1,500             1,455,000
NL Industries, Inc., 11.75s, 2003                 2,105             2,231,300
OSI Specialties Holding Co.,
  0s, 2004                                        1,250             1,062,500
Rexene Corp., 11.75s, 2004                        1,400             1,505,000
UCC Investors Holdings, Inc., 10.5s,
  2002                                            1,750             1,798,125
UCC Investors Holdings, Inc., 0s, 2005            1,250               934,375
                                                                  -----------
                                                                  $11,178,363
                                                                  -----------

                                      4

U.S. Dollar Denominated -- continued
Industrials -- continued
 Conglomerates -- 0.3%
Bell & Howell Co., 10.75s, 2002                  $2,500           $ 2,662,500
                                                                  -----------
 Consumer Goods and Services -- 2.2%
ADT Operations, Inc.,
  9.25s, 2003                                    $1,500           $ 1,586,250
Consolidated Cigar Corp., 10.5s, 2003             1,000             1,010,000
Fieldcrest Cannon, Inc., 11.25s, 2004             2,000             2,060,000
International Semi-Tech
  Microelectronics, Inc., 0s, 2003                3,000             1,545,000
Ithaca Industries, Inc., 11.125s, 2002            1,000               880,000
Remington Arms, Inc., 0s, 2003 ##                   300               264,000
Revlon Consumer Products Corp., 10.5s,
  2003                                            3,750             3,843,750
Sealy Corp., 9.5s, 2003                           1,750             1,758,750
Westpoint Stevens, Inc., 9.375s, 2005             4,500             4,500,000
                                                                  -----------
                                                                  $17,447,750
                                                                  -----------
 Containers -- 1.8%
Container Corp. of America, 9.75s, 2003          $1,050           $ 1,057,875
Gaylord Container Co., 0s, 2005                   1,150             1,121,250
Ivex Packaging Corp., 12.5s, 2002                   950             1,021,250
Owens-Illinois, Inc., 11s, 2003                   2,500             2,775,000
Plastic Containers, Inc., 10.75s, 2001              500               525,000
SD Warren Co., 12s, 2004                          2,400             2,640,000
Silgan Corp., 11.75s, 2002                        1,700             1,789,250
Stone Consolidated Corp., 10.25s, 2000            1,200             1,284,000
Stone Container Corp., 9.875s, 2001               1,875             1,856,250
                                                                  -----------
                                                                  $14,069,875
                                                                  -----------
 Defense Electronics -- 0.1%
Alliant Techsystems, Inc., 11.75s, 2003          $  400           $   438,000
                                                                  -----------
 Entertainment -- 1.4%
ACT III Theatres, Inc.,
  11.875s, 2003                                  $2,300           $ 2,461,000
SCI Television, Inc., 11s, 2005                   2,000             2,110,000
U.S. Dollar Denominated -- continued
Turner Broadcasting Systems, Inc.,
  8.375s, 2013                                   $5,000           $ 5,007,850
United Artist Theater Circuit, Inc.,
  11.5s, 2002                                     1,000             1,070,000
                                                                  -----------
                                                                  $10,648,850
                                                                  -----------
 Food and Beverage Products -- 0.8%
Coca-Cola Bottling Group Southwest,
  Inc., 9s, 2003                                 $1,000           $   995,000
Envirodyne Industries, Inc., 10.25s,
  2001                                              935               736,313
Nabisco, Inc., 7.55s, 2015                        3,565             3,563,218
Specialty Foods Corp., 10.25s, 2001               1,350             1,269,000
                                                                  -----------
                                                                  $ 6,563,531
                                                                  -----------
 Forest and Paper Products -- 0.1%
Repap New Brunswick, Inc., 10.625s,
  2005                                           $  500           $   510,000
                                                                  -----------
 Machinery -- 0.1%
Fairfield Manufacturing, 11.375s, 2001           $1,000           $   945,000
                                                                  -----------
 Medical and Health Products -- 0.4%
Tenet Healthcare Corp., 10.125s, 2005            $2,500           $ 2,700,000
                                                                  -----------
 Medical and Health Technology and Services -- 1.2%
Community Health System, 10.25s, 2003            $3,100           $ 3,332,500
Integrated Health Services, Inc.,
  10.75s, 2004                                    3,200             3,392,000
OrNda Healthcorp, 12.25s, 2002                    2,450             2,695,000
                                                                  -----------
                                                                  $ 9,419,500
                                                                  -----------
 Metals and Minerals -- 0.5%
Easco Corp., 10s, 2001                           $1,050           $ 1,039,500
Jorgensen (Earle M.) Co., 10.75s, 2000            1,350             1,296,000
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2002                                    1,600             1,640,000
                                                                  -----------
                                                                  $ 3,975,500
                                                                  -----------
 Oil Services -- 0.6%
AmeriGas Partners LP, 10.125s, 2007              $  600           $   642,000
Ferrell Gas LP, 10s, 2001                         1,600             1,668,000
Global Marine, Inc., 12.75s, 1999                 1,900             2,099,500

                                      5

U.S. Dollar Denominated -- continued
Industrials -- continued
 Oil Services -- continued
Tuboscope Vetco International, Inc.,
  10.75s, 2003                                   $  650           $   656,500
                                                                  -----------
                                                                  $ 5,066,000
                                                                  -----------
 Oils -- 0.2%
Gulf Canada, 9.25s, 2004                         $1,650           $ 1,654,125
Mesa Capital Corp., 12.75s, 1998                     53                48,098
                                                                  -----------
                                                                  $ 1,702,223
                                                                  -----------
 Printing and Publishing -- 0.3%
World Color Press, Inc., 9.125s, 2003            $2,000           $ 2,030,000
                                                                  -----------
 Special Products and Services -- 2.9%
Blount, Inc., 9s, 2003                           $1,250           $ 1,262,500
Eagle Industries,
  Inc., 0s, 2003                                  5,750             4,571,250
IMO Industries, Inc., 12.25s, 1997                  817               821,085
IMO Industries, Inc., 12s, 2001                   1,150             1,178,750
Idex Corp., 9.75s, 2002                           1,000             1,050,000
Interlake Corp., 12s, 2001                          750               742,500
Interlake Corp., 12.125s, 2002                    2,400             2,256,000
Interlake Revolver, "B", 5.75s, 1997                315               313,668
K & F Industries, Inc., 11.875s, 2003               725               768,500
Mark IV Industries, Inc., 8.75s, 2003             2,750             2,846,250
Newflo Corp., 13.25s, 2002                          750               774,375
OSI Specialties, Inc., 9.25s, 2003                1,750             1,925,000
Polymer Group, Inc., 12.25s, 2002 ##              2,000             2,060,000
Spreckels Industries, Inc., 11.5s, 2000             200               200,000
Synthetic Industries, Inc., 12.75s,
  2002                                              900               882,000
Talley Manufacturing & Technology,
  Inc., 10.75s, 2003                              1,300             1,306,500
                                                                  -----------
                                                                  $22,958,378
                                                                  -----------
 Steel -- 0.5%
AK Steel Holdings Corp., 10.75s, 2004            $1,000           $ 1,090,000
Sheffield Steel Corp., 12s, 2001                    700               640,500
UCAR Global Enterprises, Inc., 12s,
  2005                                              665               748,956
WCI Steel, Inc., 10.5s, 2002                      1,400             1,354,500
                                                                  -----------
                                                                  $ 3,833,956
                                                                  -----------
 Stores -- 1.1%
Eckerd (Jack) Corp., 9.25s, 2004                 $1,000           $ 1,050,000
Finlay Fine Jewelry, 10.625s, 2003                3,760             3,713,000
Pathmark Stores, Inc., 11.625s, 2002              3,500             3,640,000
Pathmark Stores, Inc., 9.625s, 2003                 200               198,000
                                                                  -----------
                                                                  $ 8,601,000
                                                                  -----------
 Supermarkets -- 0.4%
Dominick's Finer Foods, Inc., 10.875s,
  2005                                           $  500           $   526,250
Ralphs Grocery Co., 11s, 2005                     3,000             2,910,000
                                                                  -----------
                                                                  $ 3,436,250
                                                                  -----------
 Telecommunications -- 4.7%
ACT III Broadcasting, 9.625s, 2003               $1,000           $ 1,010,000
Albritton Communications Corp., 11.5s,
  2004                                              500               525,000
Cablevision Industries Corp., 10.75s,
  2002                                            1,500             1,631,250
Cablevision Industries Corp., 9.25s,
  2008                                            1,150             1,224,750
Cablevision Systems Corp., 10.75s, 2004           1,000             1,045,000
Century Communications, 9.5s, 2005                1,500             1,511,250
Continental Cablevision, Inc., 8.875s,
  2005                                            1,000             1,045,000
Falcon Holdings Group, Inc., 11s, 2003            3,436             3,281,738
Jones Intercable, Inc., 11.5s, 2004               1,650             1,815,000
Jones Intercable, Inc., 10.5s, 2008                 500               537,500
K-III Communications Corp., 10.625s,
  2002                                            3,150             3,362,625
MFS Communications, Inc., 0s, 2004                3,250             2,518,750
Mobilemedia Communications, Inc., 0s,
  2003                                            3,725             2,793,750
Paging Network, Inc., 8.875s, 2006                4,500             4,466,250
ProNet, Inc., 11.875s, 2005 ##                    1,000             1,070,000
Rogers Cablesystems Ltd., 9.625s, 2002              800               818,000
TCI Communications, Inc., 8.75s, 2015               652               688,375

                                      6

U.S. Dollar Denominated -- continued
Industrials -- continued
 Telecommunications -- continued
Tele Communications, Inc., 9.25s, 2023          $ 3,148          $  3,312,829
Turner Broadcasting System, Inc., 8.4s,
  2024                                            3,000             2,879,190
USA Mobile Communication, 9.5s, 2004              1,375             1,306,250
                                                                 ------------
                                                                 $ 36,842,507
                                                                 ------------
 Miscellaneous -- 0.3%
Reeves Industries, Inc., 11s, 2002              $ 2,000          $  1,960,000
                                                                 ------------
  Total Industrials                                              $184,671,058
                                                                 ------------
Transportation -- 0.1%
Moran Transportation Co., 11.75s, 2004          $   600          $    561,000
                                                                 ------------
U.S. Federal Agencies -- 5.2%
Federal Home Loan Mortgage Corp., 9.5s,
  2025                                          $ 7,000          $  7,391,511
Federal National Mortgage Assn., 8.5s,
  2005                                           10,000            10,803,100
Federal National Mortgage Assn., 9.5s,
  2025                                              142               150,105
Federal National Mortgage Assn.,
  Stripped Mortgage
 Backed Security, 7s, 2023                        7,983             2,457,392
Financing Corp., 9.4s, 2018                      12,000            15,605,640
Resolution Funding Corp., 0s, 2020               20,000             3,842,800
                                                                 ------------
                                                                 $ 40,250,548
                                                                 -----------
U.S. Government Guaranteed -- 22.2%
 Government Aid Bonds -- 0.3%
State of Israel, 0s, 2023                       $15,900          $  2,464,500
                                                                 ------------
 Government National Mortgage Association -- 7.4%
GNMA, 7s, 2023 - 2025                           $22,879          $ 22,721,764
GNMA, 7.5s, 2022 - 2025                          10,438            10,575,134
GNMA, 9s, 2004 - 2025                            18,468            19,419,745
GNMA, 10.5s, 2020                                 4,308             4,772,809
                                                                 ------------
                                                                 $ 57,489,452
                                                                 ------------
 U.S. Treasury Obligations -- 14.5%
U.S. Treasury Note, 7.875s, 1998                $ 5,000          $  5,226,550
U.S. Treasury Note, 8.25s, 1998                  21,600            22,960,152
U.S. Treasury Note, 0s, 1999                      4,700             3,900,107
U.S. Treasury Note, 7.5s, 1999                   31,000            32,850,390
U.S. Treasury Note, 6.25s, 2000                 $20,000          $ 20,343,800
U.S. Treasury Bond, 7.125s, 2023                 21,750            23,680,313
U.S. Treasury Bond, 7.625s, 2025                  3,500             4,063,290
                                                                 ------------
                                                                 $113,024,602
                                                                 ------------
  Total U.S. Government Guaranteed                               $172,978,554
                                                                 ------------
Utilities -- Electric -- 7.6%
BVPS II Funding Corp., 8.33s, 2007              $ 4,000          $  3,953,320
CMS Energy Corp., 9.5s, 1997                      4,500             4,640,625
CMS Energy Corp., 9.875s, 1999                    1,700             1,751,000
Coastal Bancorp, Inc., 10s, 2002                  2,750             2,695,000
First PV Funding Corp., 10.3s, 2014               2,500             2,578,125
First PV Funding Corp., 10.15s, 2016              6,000             6,075,000
Kenetech Corp., 12.75s, 2002                      1,000               700,000
Midland Cogeneration Venture Corp.,
  10.33s, 2002                                    5,629             5,881,931
Midland Funding Corp. II, "A", 11.75s,
  2005                                            3,100             3,273,476
Midland Funding Corp., "B", 13.25s,
  2006                                              650               687,031
Niagara Mohawk Power Corp., 8.77s, 2018           6,500             6,296,875
Tennessee Valley Authority, 6.75s, 2025          10,500            10,437,105
Texas & New Mexico Power Co., 12.5s,
  1999                                            5,200             5,850,000
Texas & New Mexico Power Co., 10.75s,
  2003                                            4,000             4,317,640
                                                                 ------------
                                                                 $ 59,137,128
                                                                 ------------
Utilities -- Gas -- 0.4%
Maxus Energy Corp., 9.875s, 2002                $ 2,000          $  1,970,000
Maxus Energy Corp., 11.25s, 2013                  1,150             1,184,500
                                                                 ------------
                                                                 $  3,154,500
                                                                 ------------
  Total U.S. Dollar Denominated                                  $566,696,332
                                                                 ------------
                                      7

Foreign -- Non-U.S. Dollar Denominated -- 18.7%
Australia -- 3.0%
Commonwealth of Australia, 8.75s, 2001     AUD          6,000    $  4,632,208
Commonwealth of Australia, 9.5s, 2003                  14,500      11,520,022
Queensland Treasury Corp., 8s, 2001                    10,000       7,404,533
                                                                  ------------
                                                                 $ 23,556,763
                                                                  ------------
Canada -- 0.8%
Canada Government Bond, 8.5s, 2000         CAD          7,500    $  5,878,906
                                                                  ------------
Denmark -- 4.1%
Danish Government Bullet, 6s, 1999         DKK         31,000    $  5,571,146
Kingdom of Denmark, 9s, 1998                           60,100      11,765,824
Kingdom of Denmark, 9s, 2000                           74,000      14,672,648
                                                                   -----------
                                                                 $ 32,009,618
                                                                  ------------

France -- 0.9%
Government of France, BTAN, 7.75s, 2000    FRF         34,620    $  7,413,254
                                                                  ------------
Germany -- 4.1%
Deutschland Republic, 8.5s, 2000           DEM         10,290    $  8,193,117
Deutschland Republic, 6.5s, 2003                        1,100         790,681
Deutschland Republic, 6.875s, 2005                      6,631       4,844,082
German Unity Fund, 8.5s, 2001                           9,314       7,432,544
Nordrhein Westfalen, 6.25s, 2002                       15,640      11,042,091
                                                                 ------------
                                                                 $ 32,302,515
                                                                 ------------
Ireland -- 1.4%
Republic of Ireland, 8s, 2000               IEP         6,560    $ 10,849,034
                                                                 ------------
Italy -- 0.8%
Republic of Italy, 8.5s, 1999               ITL     8,725,000    $  5,129,642
Republic of Italy, 9.5s, 1999                       2,415,000       1,435,634
                                                                 ------------
                                                                 $  6,565,276
                                                                 ------------
Netherlands -- 1.4%
Dutch State Loan, 6.25s, 1998               NLG         2,530    $  1,661,224
Dutch State Loan, 8.25s, 2007                          13,020       9,271,118
                                                                 ------------
                                                                 $ 10,932,342
                                                                 ------------

New Zealand -- 1.2%
New Zealand Government, 9s, 1996            NZD        13,400    $  8,957,261
                                                                 ------------
Spain -- 1.0%
Government of Spain, 8s, 2004               ESP     1,138,000    $  7,916,076
                                                                 ------------
  Total Foreign -- Non-U.S. Dollar Denominated                   $146,381,045
                                                                 ------------
  Total Bonds    (Identified Cost, $694,154,773)                 $713,077,377
                                                                 ------------
Common Stocks and Warrants* -- 0.1%
                                              Shares
Forest Oil Corp., Warrants                             42,615    $     29,298
OSI Specialties, Inc.                                   1,250          81,250
Protection One, Inc.                                    4,400          34,650
RJR Nabisco Holdings Corp.                              6,908         212,421
Thrifty Payless Holdings                               14,250          57,000
                                                                  -----------
  Total Common Stock and Warrants
    (Identified Cost, $5,326)                                    $    414,619
                                                                 ------------
Preferred Stocks -- 0.1%
K-III Communications Corp.                              1,154    $    113,092
Supermarkets General Holdings Corp.                    22,827         650,570
UDC Homes, Inc., Cv.                                   29,300          43,950
                                                                 ------------
  Total Preferred Stocks    (Identified Cost, $657,241)          $    807,612
                                                                 ------------
Call Option Purchased
Expiration Month/Strike Price                Principal Amount
                                               of Contracts
                                              (000 Omitted)
Japanese Bonds/December/ 112.062
  (Premium Paid, $33,082)                   JPY       303,000    $     29,997
                                                                 ------------
Put Options Purchased
Deutsche Marks/November/
 1.42                                       DEM        12,187    $     68,946
Deutsche Marks/British
  Pounds/January/2.25                                  15,750         104,297
Swedish Kronor/Deutsche
  Marks/November/5.00                       SEK        69,687              18
                                                                 ------------
  Total Put Options Purchased (Premium
    Paid, $171,599)                                              $    173,261
                                                                 ------------
Short-Term Obligation -- 0.8%
Issuer                                      Principal Amount
                                              (000 Omitted)
Czech Republic Note, due 11/15/95, at
  Amortized Cost                            CZK       163,049    $  6,211,593
                                                                 ------------

Repurchase Agreement -- 7.9%


                                            Principal Amount
Issuer                                       (000 Omitted)           Value
Prudential, dated 10/31/95, due
  11/01/95, total to be received
  $61,620,926 (secured by $66,250,000
  U.S. Treasury Bills, 0s, due
  10/17/96, market value $62,937,500),
  at Cost                                            $61,611     $ 61,611,000
                                                                 ------------
  Total Investments
     (Identified Cost, $762,844,614)                             $782,325,459
                                                                 ------------

Call Options Written

                                            Principal Amount
                                              of Contracts
 Expiration Month/Strike Price               (000 Omitted)
Australian Dollars
 January/0.77                              AUD         5,365       $  (50,912)
 January/0.77                                          7,342          (72,054)
Deutsche Marks/British Pounds
 January/2.13440                           DEM/GBP    14,941          (45,883)
                                                                    ----------
  Total Call Options Written
    (Premiums Received, $228,303)                                   $(168,849)
                                                                    ----------
Put Options Written
Australian Dollars
  January/0.745                            AUD         5,180        $ (41,384)
 January/0.745                                         7,104          (59,768)
Deutsche Marks
  November/1.46                            DEM        12,529          (25,511)
Japanese Government Bond
  December/112.062                         JPY       303,000          (27,573)
                                                                    ----------
  Total Put Options Written
    (Premiums Received, $212,112)                                   $(154,236)
                                                                    ----------

 Other Assets,
  Less Liabilities --
  (0.2)%                                                         $ (1,087,174)
                                                                   ----------
Net Assets -- 100.0%                                             $780,915,200
                                                                 ============

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD    =     Australian Dollars         FRF   =    French Francs
CAD    =     Canadian Dollars           GBP   =    British Pounds
CHF    =     Swiss Francs               IEP   =    Irish Punts
CZK    =     Czech Korunas              ITL   =    Italian Lire
DEM    =     Deutsche Marks             JPY   =    Japanese Yen
DKK    =     Danish Kroner              NLG   =    Dutch Guilders
ESP    =     Spanish Pesetas            NZD   =    New Zealand Dollars
FIM    =     Finnish Markaa             SEK   =    Swedish Kronor

 + Restricted security.
## SEC Rule 144A restriction.
 * Non-income producing security.


                      See notes to financial statements

Statement of Assets and Liabilities -- October 31, 1995

Assets:
Investments, at value (identified cost, $762,844,614)          $782,325,459
Net receivable for forward foreign currency exchange
  contracts purchased                                             1,458,788
Net receivable for forward foreign currency exchange
  contracts                                                       1,592,218
Receivable for investments sold                                   3,608,292
Premium receivable on options written                                33,470
Interest receivable                                              16,547,179
Other assets                                                         10,917
                                                                -----------
  Total assets                                                 $805,576,323
                                                                -----------

Liabilities:
Cash overdraft                                                 $    332,387
Distributions payable                                               480,653
Payable for Trust shares reacquired                                   6,809
Payable for investments purchased                                18,805,111
Written options outstanding, at value (premiums received,
  $440,415)                                                         323,085
Net payable for closed forward foreign currency exchange
  contracts                                                       3,970,577
Payable to affiliates --
 Management fee                                                      70,752
 Shareholder servicing agent fee                                     30,069
Accrued expenses and other liabilities                              641,680
                                                                -----------
  Total liabilities                                            $ 24,661,123
                                                                -----------
Net assets                                                     $780,915,200
                                                                ===========

Net assets consist of:
Paid-in capital                                                $781,766,075
Unrealized appreciation on investments and translation of
  assets and liabilities in foreign currencies                   18,792,161
Accumulated distributions in excess of net realized gain
  on investments and foreign currency transactions              (16,054,195)
Accumulated distributions in excess of net investment
  income                                                         (3,588,841)
                                                                -----------
  Total                                                        $780,915,200
                                                                ===========
Shares of beneficial interest outstanding                       103,156,952
                                                                ===========
Net asset value per share (net assets / shares of
  beneficial interest outstanding)                                    $7.57
                                                                ===========

                      See notes to financial statements

Statement of Operations -- Year Ended October 31, 1995

 Net investment income:
Income --
 Interest                                                      $ 73,266,246
 Dividends                                                            7,795
                                                                -----------
  Total investment income                                      $ 73,274,041
                                                                -----------

Expenses --
 Management fee                                                $  6,671,157
 Trustees' compensation                                             204,380
 Interest expense                                                   741,841
 Custodian fee                                                      427,484
 Transfer and dividend disbursing agent fee                         383,042
 Auditing fees                                                       54,580
 Printing                                                            51,631
 Legal fees                                                          21,861
 Miscellaneous                                                      912,587
                                                                -----------
  Total expenses                                               $  9,468,563
 Fees paid indirectly                                               (29,417)
 Reduction of expenses by investment adviser                       (104,222)
                                                                -----------
  Net expenses                                                 $  9,334,924
                                                                -----------
   Net investment income                                       $ 63,939,117
                                                                -----------

Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions                                      $ (4,431,109)
  Written option transactions                                     2,527,201
  Foreign currency transactions                                  (7,803,610)
  Futures contracts                                                    (176)
                                                                -----------
    Net realized loss on investments and foreign currency
  transactions                                                 $ (9,707,694)
                                                                -----------

 Change in unrealized appreciation --
  Investments                                                  $ 51,138,945
  Written options                                                    65,023
  Translation of assets and liabilities in foreign
  currencies                                                      2,479,312
                                                                -----------
    Net unrealized gain on investments                         $ 53,683,280
                                                                -----------
     Net realized and unrealized gain on investments and
      foreign currency                                         $ 43,975,586
                                                                -----------
      Increase in net assets from operations                   $107,914,703
                                                                ===========

                      See notes to financial statements

Statement of Changes in Net Assets

                                                             Year Ended October 31,
                                                         -----------------------------
                                                              1995            1994
                                                          ------------   -------------
Increase (decrease) in net assets:
From operations --
Net investment income                                     $ 63,939,117   $  65,002,676
Net realized loss on investments and foreign currency
  transactions                                              (9,707,694)    (52,796,297)
Net unrealized gain (loss) on investments and foreign
  currency translation                                      53,683,280     (46,045,322)
                                                            ----------     -----------
 Increase (decrease) in net assets from operations        $107,914,703   $ (33,838,943)
                                                            ----------     -----------
Distributions declared to shareholders --
From net investment income                                $(58,599,920)  $ (24,947,555)
From net realized gain on investments and foreign
  currency transactions                                           --        (1,144,064)
From paid-in capital                                        (3,650,802)    (41,080,548)
                                                            ----------     -----------
  Total distributions declared to shareholders            $(62,250,722)  $ (67,172,167)
                                                            ----------     -----------
Trust share (principal) transactions --
Net asset value of shares reacquired from
  shareholders                                            $(94,104,508)  $ (16,946,722)
                                                            ----------     -----------
  Decrease in net assets from Trust share
  transactions                                            $(94,104,508)  $ (16,946,722)
                                                            ----------     -----------
    Total decrease in net assets                          $(48,440,527)  $(117,957,832)
Net assets:
At beginning of period                                     829,355,727     947,313,559
                                                            ----------     -----------
At end of period (including accumulated distributions
  in excess of net investment income of $3,588,841 and
  $1,856,119, respectively)                               $780,915,200   $ 829,355,727
                                                            ==========     ===========

                      See notes to financial statements

Financial Highlights

                                                Year Ended October 31,
                                 -----------------------------------------------------
Per share data (for a
share outstanding
throughout each period):           1995       1994       1993       1992        1991
                                  ---------  ---------  ---------  --------- ------------
Net asset value --
   beginning of period          $   7.06   $   7.90   $   7.69   $   7.93    $   7.54
                                    -----      -----      -----      -----     -------
Income from investment operations# --
Net investment income           $   0.59[S]$   0.55[S]$   0.63[S]$   0.68[S] $   0.72[S]
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                      0.49      (0.82)      0.31         --        0.90
                                    -----      -----      -----      -----     -------
 Total from investment
   operations                   $   1.08   $  (0.27)  $   0.94   $   0.68    $   1.62
                                    -----      -----      -----      -----     -------
Less distributions declared to shareholders --
From net investment income      $  (0.53)  $  (0.21)  $  (0.51)  $  (0.65)   $  (0.70)
From net realized gain on
  investments and foreign
  currency transactions               --      (0.01)     (0.17)        --          --
In excess of net realized
  gain on investments and
  foreign currency
  transactions                        --         --      (0.05)        --          --
From paid-in capital               (0.04)     (0.35)        --      (0.27)      (0.53)
                                    -----      -----      -----      -----     -------
 Total distributions declared
   to shareholders              $  (0.57)  $  (0.57)  $  (0.73)  $  (0.92)   $  (1.23)
                                    -----      -----      -----      -----     -------
Net asset value --
   end of period                $   7.57   $   7.06   $   7.90   $   7.69    $   7.93
                                    =====      =====      =====      =====     =======
Per share market value --
   end of period                $  6.500   $  6.125   $  7.375   $  7.625    $  7.750
                                    =====      =====      =====      =====     =======
Total return                       15.69%     (9.57)%     6.49%     10.25%      36.98%
Ratios (to average net
  assets)/
   Supplemental data:
 Interest expense                   0.09%      0.08%      0.08%      0.24%       0.23%
 Other expenses##                   1.10%[S]   1.06%[S]   1.03%[S]   1.11%[S]    1.11%[S]
 Net investment income              8.13%[S]   7.51%[S]   8.14%[S]   8.69%[S]    9.22%[S]
Portfolio turnover                   189%       133%       415%       425%        740%
Net assets at end of period
   (000 omitted)                $780,915   $829,356   $947,314   $947,292    $968,813
Leverage analysis:
Debt outstanding at end of
  period (000 omitted)          $     --   $ 90,000   $     --   $     --    $     --
Average daily balance of debt
  outstanding (000 omitted)     $ 10,750   $  9,616   $ 15,304   $ 39,230    $ 24,409
Average daily number of
  shares outstanding (000
  omitted)                       108,970    117,774    123,067    122,612     121,698
Average debt per share          $   0.10   $   0.08   $   0.12   $   0.32    $   0.20



                                           Year Ended October 31,
                                 ------------------------------------------
Per share data (for a
share outstanding
throughout each period):           1990       1989       1988       1987*
                                 -------------------------------------------

Net asset value --
   beginning of period           $  8.66     $ 9.01     $ 8.81     $ 9.40
                                 -------     ------     ------     ------
Income from investment
  operations# --
Net investment income            $  0.86[S]  $ 0.94     $ 0.90     $ 0.57
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                     (0.75)     (0.06)      0.53      (0.55)
                                 --------     ------    ------     -------
 Total from investment
   operations                    $  0.11     $ 0.88     $ 1.43     $ 0.02
                                 -------     ------     ------     -------
Less distributions declared
  to shareholders --
From net investment income       $ (0.79)    $(1.11)    $(0.74)    $(0.46)
From net realized gain on
  investments and foreign
  currency transactions               --         --         --      (0.13)
In excess of net realized
  gain on investments and
  foreign currency
  transactions                        --         --         --         --
From paid-in capital               (0.44)     (0.12)     (0.49)     (0.02)
                                  -------    -------    -------    -------
 Total distributions declared
   to shareholders               $ (1.23)    $(1.23)    $(1.23)    $(0.61)
                                 --------    -------    -------    -------
Net asset value --
   end of period                 $  7.54     $ 8.66     $ 9.01     $ 8.81
                                 =======     ======     ======     =======




Per share market value --
   end of period                $  6.625     $9.000    $10.000    $ 9.125
                                 =======     =======    ========   ========
Total return                      (14.08)%     2.68%     24.57%     (3.99)%+
Ratios (to average net
  assets)/
   Supplemental data:
 Interest expense                   0.45%        --         --         --
 Other expenses##                   1.19%[S]   1.23%      1.12%      1.08%+
 Net investment income             10.61%[S]  10.90%      9.96%      9.94%+
Portfolio turnover                   365%       423%       159%        58%
Net assets at end of period
   (000 omitted)                $917,522 $1,056,536 $1,086,400 $1,052,274
Leverage analysis:
Debt outstanding at end of
  period (000 omitted)          $     --     $   --    $    --    $    --
Average daily balance of debt
  outstanding (000 omitted)     $ 43,956     $   --    $    --    $    --
Average daily number of
  shares outstanding (000
  omitted)                      $122,431     $   --    $    --    $    --
Average debt per share
                                $   0.36     $   --    $    --    $    --

* For the period from the commencement of investment operations, March 12, 1987 to October 31, 1987.
+   Annualized.
# Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.
[S] The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Trust, the expenses would have changed by less than $0.01 per share and the ratios would have been:

Ratios (to average daily net assets):
Other expenses##         1.11%     1.07%     1.06%     1.14%     1.13%      1.23%    --   --   --
Net investment income    8.11%     7.50%     8.11%     8.66%     9.20%     10.57%    --   --   --


                      See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Multimarket Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies


Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.



Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement.



Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.



Written Options -- The Trust may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.


Futures Contracts -- The Trust may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Trust is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Trust each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Trust. The Trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity-index contracts, or contracts on related options, for purposes other than hedging may be made when the Trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the Trust may not achieve the anticipated benefits of the futures contracts and may realize a loss.



Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.



Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.



The Trust invests in high-yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than that of higher-rated securities.



The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Trust at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses in the Statement of Operations.



Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.



The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in acccordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.



The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, accumulated distributions in excess of net investment income were increased by $3,421,117, accumulated distributions in excess of net realized gains were decreased by $7,071,919, and paid-in capital was decreased by $3,650,802. This change had no effect on the net assets or net asset value per share. At October 31, 1995, accumulated distributions in excess of net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in currency transactions.



At October 31, 1995, the Trust, for federal income tax purposes, had a capital loss carryforward of $16,246,013, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2002 ($2,878,043), and October 31, 2003 ($13,367,970).

(3) Transactions with Affiliates



Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.34% of average daily net assets and 5.40% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $52,665 for the year ended October 31, 1995.



Transfer Agent -- Commencing August 15, 1994, the Trust entered into an agreement with MFSC to act as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:

 Total Number of Accounts                Annual Account Fee
-----------------------------------    -----------------------
Less than 75,000                                         $9.00
75,000 and over                                          $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion. Fees incurred under the agreement for the year ended October 31, 1995, amounted to $383,042.

(4) Portfolio Securities


Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 Purchases         Sales
 --------------------------------------------    -----------   -------------
U.S. Government securities                      $666,670,400    $637,900,511
                                                ============    ============
Investments (non-U.S. Government securities)    $707,711,995    $764,171,438
                                                ============    ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

 Aggregate cost                  $763,647,492
                                   ===========
Gross unrealized appreciation    $ 25,717,372
Gross unrealized depreciation      (7,039,405)
                                   -----------
 Net unrealized appreciation     $ 18,677,967
                                   ===========

  (5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                     Year Ended                     Year Ended
                                  October 31, 1995               October 31, 1994
                             ---------------------------   ----------------------------
                               Shares         Amount         Shares          Amount
------------------------     -----------    ------------    ----------   --------------
Treasury shares acquired    (14,383,300)   $(94,104,508)   (2,372,000)    $(16,946,722)
                            ------------   -------------   -----------    -------------
 Net decrease               (14,383,300)   $(94,104,508)   (2,372,000)    $(16,946,722)
                            ============   =============   ===========    =============


In accordance with the provisions of the Trust's prospectus, 14,383,300 and 2,372,000 shares of beneficial interest were purchased by the Trust during the year ended October 31, 1995 and the year ended October 31, 1994, at an average price per share of $6.54 and $7.14 and a weighted average discount of 5.10% and 8.51%, respectively.

(6) Quarterly Financial Information (Unaudited)

                                                                  Net Realized and       Net Increase (Decrease)
                                                               Unrealized Gain (Loss)    in Net Assets Resulting
Quarterly                                  Net Investment
Period              Investment Income          Income              on Investments            from Operations
---------------     ------------------    ------------------    ----------------------   ------------------------
                                  Per                   Per                      Per                       Per
Fiscal 1995          Amount     Share      Amount     Share       Amount        Share       Amount        Share
---------------     ----------    ----    ----------    ----    ------------    ------    ------------   --------
January 31        $19,940,462   $0.17   $17,058,034   $0.15    $(15,938,110)   $(0.19)   $  1,119,924     $(0.04)
April 30           18,208,468    0.16    16,170,160    0.14      33,437,151      0.40      49,607,311       0.54
July 31            18,223,432    0.17    15,990,698    0.16      90,372,326      0.90     106,363,024       1.06
October 31         16,901,679    0.16    14,720,225    0.14     (63,895,781)    (0.62)    (49,175,556)     (0.48)
                  -----------   -----   ----------    -----    -------------   -------    ------------    -------
                  $73,274,041   $0.66   $63,939,117   $0.59    $ 43,975,586    $ 0.49    $107,914,703     $ 1.08
                  ==========    =====   ===========   =====    ============    ======    ============     =======
Fiscal 1994
---------------
January 31        $18,043,695   $0.15   $15,609,109   $0.13    $  4,353,365    $ 0.06    $ 19,962,474     $ 0.19
April 30           17,551,635    0.15    15,375,127    0.13     (75,952,694)    (0.65)    (60,577,567)     (0.52)
July 31            19,540,252    0.17    17,191,421    0.15     (21,157,245)    (0.18)     (3,965,824)     (0.03)
October 31         19,722,433    0.17    16,827,019    0.14      (6,085,045)    (0.05)     10,741,974       0.09
                  -----------   -----   ----------    -----    -------------   -------    ------------    -------
                  $74,858,015   $0.64   $65,002,676   $0.55    $(98,841,619)   $(0.82)   $(33,838,943)    $(0.27)
                  ==========    =====   ===========   =====    ============    ======    ============     =======

(7) Line of Credit


The Trust entered into an agreement for an unsecured line of credit with a bank which allowed the Trust to borrow up to $150 million to invest in accordance with the investment practices of the Trust. During the period, the maximum amount outstanding was $90 million, and none was outstanding at October 31, 1995. Interest rates on the amounts borrowed vary depending upon the source and are based upon either the bank's base rate, the bank's adjusted certificate of deposit rate, or the Eurodollar rate. Interest expense incurred on the borrowings amounted to $741,841 for the year ended October 31, 1995, and the weighted average interest rate on these borrowings was 5.3%. Interest expense includes a commitment fee of $197,174, which is based on the average daily unused portion of the line of credit.


(8) Financial Instruments


The Trust trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1995 is as follows:

Written Option Transactions

                                                       1995 Calls                    1995 Puts
                                                -------------------------   ---------------------------
                                                 Principal                    Principal
                                                  Amounts                      Amounts
                                                of Contracts                 of Contracts
                                               (000 Omitted)    Premiums    (000 Omitted)     Premiums
-------------------------------------------     -------------    --------    -------------   ----------
Outstanding, beginning of period --
  Australian Dollars                                                                         $
                                                    11,216    $   78,508              --            --
 Options written--
  Australian Dollars                                24,212       236,518          25,871       302,610
  British Pounds                                     9,487       163,713           8,851       163,713
  Canadian Dollars                                  12,133        25,448          33,369       141,263
  Deutsche Marks                                   162,872     1,124,059         124,894       824,320
  Deutsche Marks/British Pounds                     30,975       194,756              --            --
  Finnish Markkaa/Deutsche Marks                        --            --          26,134        19,115
  Italian Lire/Deutsche Marks                           --            --      23,085,670       247,846
  Japanese Yen                                          --            --       4,733,911       608,854
  Japanese Yen/Deutsche Marks                           --            --       5,038,371       132,323
  Spanish Pesetas/Deutsche Marks                        --            --         874,685        57,322
  Swiss Francs/Deutsche Marks                       11,268        47,449              --            --
  U.S. Dollars                                       9,000        46,406              --            --
 Options terminated in closing
  transactions--
  Australian Dollars                               (22,721)     (177,357)        (13,587)     (157,050)
  British Pounds                                    (9,487)     (163,713)         (8,851)     (163,713)
  Canadian Dollars                                 (12,133)      (25,448)        (33,369)     (141,263)
  Deutsche Marks                                   (50,212)     (431,028)        (67,147)     (510,497)
  Deutsche Marks/British Pounds                    (16,034)     (104,122)             --            --
  Italian Lire/Deutsche Marks                           --            --      (5,188,180)      (38,818)
  Japanese Yen                                          --            --      (4,430,911)     (575,772)
  Japanese Yen/Deutsche Marks                           --            --      (5,038,371)     (132,323)
  Spanish Pesetas/Deutsche Marks                        --            --        (874,685)      (57,322)
 Options exercised--
  Swiss Francs/Deutsche Marks                      (11,268)      (47,449)             --            --
  Italian Lire/Deutsche Marks                           --            --     (11,729,303)     (159,491)
  U.S. Dollars                                      (9,000)      (46,406)             --            --
 Options expired--
  Deutsche Marks                                  (112,660)     (693,031)        (45,218)     (280,353)
  Finnish Markkaa/Deutsche Marks                        --            --         (26,134)      (19,115)
  Italian Lire/Deutsche Marks                           --            --      (6,168,187)      (49,537)
                                                  ---------   ----------      -----------    ----------
Outstanding, end of period                          27,648    $  228,303         327,813     $ 212,112
                                                  =========   ==========      ===========    ==========
 Options outstanding at end of period consist of --
  Australian Dollars                                12,707    $  137,669          12,284     $ 145,560
  Deutsche Marks                                        --            --          12,529        33,470
  Deutsche Marks/British Pounds                     14,941        90,634              --            --
  Jananese Yen                                          --            --         303,000        33,082
                                                  ---------   ----------      -----------    ----------
                                                    27,648    $  228,303         327,813     $ 212,112
                                                  =========   ==========      ===========    ==========

 At October 31, 1995, the Trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                               Net Unrealized
                                                Contracts to     In Exchange     Contracts      Appreciation
               Settlement Date                 Deliver/Receive       for          at Value     (Depreciation)
----------     ----------------           --    ------------    ------------    -----------   --------------
Sales             12/07/95                AUD      39,601,404    $ 29,557,498   $ 30,087,800     $  (530,302)
                  11/09/95 -11/30/95      CAD      25,870,666      19,135,800     19,247,223        (111,423)
                  12/15/95 -12/18/95      CHF      11,828,561      10,208,841     10,472,478        (263,637)
                  11/02/95 -1/24/96       DEM     262,404,916     183,899,758    186,656,190      (2,756,432)
                  11/09/95                DKK     191,266,952      34,417,864     35,020,214        (602,350)
                  12/07/95                ESP   1,313,354,590      10,345,855     10,732,734        (386,879)
                  12/15/95                FIM      15,343,338       3,487,915      3,618,573        (130,658)
                  11/17/95 -4/12/96       FRF     112,621,727      22,775,455     23,040,410        (264,955)
                  11/06/95 -12/06/95      IEP      13,492,371      21,849,710     21,859,638          (9,928)
                   12/7/95                ITL  43,811,571,974      26,983,121     27,426,044        (442,923)
                   12/7/95                JPY   1,891,775,631      20,329,338     18,607,505       1,721,833
                  11/24/95                NLG      17,234,213      10,890,429     10,935,608         (45,179)
                  11/15/95                NZD      20,696,123      13,619,865     13,652,653         (32,788)
                  12/14/95                SEK      23,869,368       3,473,040      3,587,996        (114,956)
                                                                 ------------    -----------     ------------
                                                                 $410,974,489   $414,945,066     $(3,970,577)
                                                                 ============    ===========     ============
Purchases         11/27/95                AUD      13,004,050    $  9,577,741   $  9,884,495     $   306,754
                  11/09/95 -11/30/95      CAD      21,085,385      15,647,970     15,687,019          39,049
                  12/14/95 -12/18/95      CHF      16,874,865      14,544,355     14,938,350         393,995
                   1/24/96                CZK      53,038,000       2,000,000      2,005,738           5,738
                  11/07/95 -4/12/96       DEM     231,191,416     162,223,889    164,509,230       2,285,341
                  12/07/95                ESP     238,191,416       1,906,219      1,946,502          40,283
                  12/14/95                FIM      14,984,091       3,491,216      3,533,788          42,572
                  12/27/95                FRF      39,602,174       8,076,555      8,104,506          27,951
                  11/06/95                IEP       6,746,185      10,901,836     10,927,977          26,141
                  12/07/95 -1/31/96       ITL  45,598,186,464      28,115,209     28,526,384         411,175
                  11/27/95 -2/23/96       JPY   2,443,679,302      27,140,624     24,112,945      (3,027,679)
                  11/15/95 -12/20/95      NZD      37,936,910      24,748,009     25,020,911         272,902
                  12/15/95                SEK     153,662,425      22,461,972     23,096,538         634,566
                                                                 ------------   ------------     ------------
                                                                 $330,835,595   $332,294,383     $ 1,458,788
                                                                 ============   ============     ============

Forward foreign currency purchases
and sales under master netting arrangements and closed forward foreign currency exchange contracts, excluded from above, amounted to a net receivable of $1,592,218 at October 31, 1995.


At October 31, 1995, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(9) Restricted Securities


The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Trust owned the following restricted securities (constituting 2.6% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                  Dates of
Description                                     Acquisition    Par Amount      Cost         Value
---------------------------------------------     ----------    ----------    --------   -----------
Exide Corp., 10s, 2005                             4/21/95    $   600,000  $  600,000    $   645,000
Hidroelectrica Alicura, 8.375s, 1999               4/08/94      1,500,000   1,411,875      1,320,000
Merrill Lynch Home Equity Loan, 9.3s, 2016        12/16/92      7,629,892   7,658,504      7,773,487
Merrill Lynch Mortgage Investors, Inc.,
  8.227s,  2023                                    6/22/94      1,200,000     831,750        918,396
National Power Corp., 7.625s, 2000                 1/28/94      2,000,000   1,970,000      1,950,000
Petroliam Nasional Berhad, 6.875s, 2003            6/22/93      1,000,000   1,000,000      1,011,200
Polymer Group, Inc., 12.25s, 2002                  9/16/94      2,000,000   2,007,500      2,060,000
ProNet, Inc., 11.875s, 2005                        6/12/95      1,000,000     992,830      1,070,000
Remington Arms, Inc., 0s, 2003                    11/19/93        300,000     298,125        264,000
Siam Commercial Bank, 7s, 1995                     9/01/94     75,000,000   2,927,458      2,984,797
                                                                                           ---------
                                                                                         $19,996,880
                                                                                           =========

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Multimarket Income Trust:


We have audited the accompanying statement of assets and liabilities of MFS Multimarket Income Trust, including the schedule of portfolio investments, as of October 31, 1995, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the six years in the period ended October 31, 1993 and for the period from March 12, 1987 (commencement of investment operations) to October 31, 1987 were audited by other auditors whose report dated December 17, 1993 expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Multimarket Income Trust at October 31, 1995, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                                     [s/s Ernst & Young LLP]

December 8, 1995
Boston, Massachusetts

MFS(R) Multimarket Income Trust



Trustees
A. Keith Brodkin*
Chairman and President

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company

Peter G. Harwood(1)
Private Investor

J. Atwood Ives(1)
Chairman and Chief Executive Officer,
Eastern Enterprises

Lawrence T. Perera(2)
Partner, Hemenway & Barnes

William J. Poorvu(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration

Charles W. Schmidt(2)
Private Investor

Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

Elaine R. Smith(2)
Independent Consultant

David B. Stone(1)(2)
Chairman, North American
Management Corp.
(investment advisers)

Portfolio Manager
James T. Swanson*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend
Disbursing Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian State Street Bank and
Trust Company

Independent Auditors
Ernst & Young llp

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

  *Affiliated with the Investment Adviser
(1)Member of Audit Committee
(2)Member of Portfolio Trading Committee                    MMTCE-2-12/95 100M

APPENDIX

MFS Multimarket Income Trust

Front cover
[a photo of two people talking]